Exhibit FS-1(c)

    Consolidated Financial Statements - Liabilities and Stockholders' Equity


--------------------------------------------------------------------------------------------------------------------------------
      Liabilities and       E.ON Energie       Powergen          Ruhrgas         Degussa       Viterra AG         Summe
   stockholders' equity
                          ------------------------------------------------------------------------------------------------------
                                (euro)           (euro)           (euro)          (euro)          (euro)          (euro)
--------------------------------------------------------------------------------------------------------------------------------
Shareholders' equity
   Capital stock             1,321,639,356     8,029,447,355    1,125,000,000               0    182,000,000    10,658,086,711
   Additional paid-in
   capital                   4,982,943,590                 0    1,126,587,834               0    228,945,102     6,338,476,526
   Retained earnings         7,224,951,070    -1,522,195,979    7,735,441,852               0    638,380,020    14,076,576,963
   Accumulated Other
   comprehensive income         -8,470,519    -1,033,429,957      872,201,065               0    -42,361,492      -212,060,903
   Treasury stock                        0                 0                0               0              0                 0
                           -----------------------------------------------------------------------------------------------------
  Shareholders' equity      13,521,063,497     5,473,821,419   10,859,230,751               0  1,006,963,630    30,861,079,297
                           -----------------------------------------------------------------------------------------------------

  Minority interests
   Minority interests in
   capital and retained
   earnings                  3,838,413,823     2,551,711,806       51,297,136        -241,087    364,063,689     6,805,245,367
   Minority interests in
   profit                      543,800,875        14,870,311        9,503,795         241,087     19,594,159       588,010,227
   Minority interests in
   losses                       68,158,956                 0          232,693               0      6,608,980        75,000,629
                           -----------------------------------------------------------------------------------------------------
  Minority interests         4,314,055,742     2,566,582,117       60,568,238               0    377,048,868     7,318,254,965
                           -----------------------------------------------------------------------------------------------------

Accrued liabilities
   Provisions for pensions   5,542,619,686       574,591,200      731,395,401               0    211,902,317     7,060,508,604
   Provisions for taxes
   (without deferred taxes)  1,605,884,672       149,413,225      445,019,902               0     36,396,201     2,236,714,000
   Provisions for nuclear
   waste management         13,758,000,354                 0                0               0              0    13,758,000,354
   Miscellaneous             6,415,348,479     1,908,041,884    1,213,421,032               0    263,271,727     9,800,083,122
                           -----------------------------------------------------------------------------------------------------
  Accrued liabilities       27,321,853,191     2,632,046,309    2,389,836,335               0    511,570,245    32,855,306,080
                           -----------------------------------------------------------------------------------------------------

Liabilities
   Bonds                       678,168,448     3,599,368,867                0               0              0     4,277,537,315
   Bank loans/Liabilities
   to banks                  2,257,226,180        87,876,194      352,995,944               0  2,054,537,201     4,752,635,519
   Bills payable                         0        70,763,675          183,663               0              0        70,947,338
   Liabilities related to
   banking operations                    -                 -                -               -              -                 -
   Comm. Paper, Medium
   Term Note, Inh.schuldv.     120,304,065                 0                0               0              0       120,304,065
   Liabilities from leases      12,083,482       113,082,406        9,064,224               0              0       134,230,112
   Financial Liabilities
   to affiliated companies     187,536,535     3,720,809,748      190,877,072               0    689,992,753     4,789,216,108
   Financial Liabilities
   to companies in which
   participating interests
   are held                  1,861,182,222                 0       41,922,609               0              0     1,903,104,831
   Other financial
   liabilities                 654,960,060        67,206,006       44,614,282               0    425,334,371     1,192,114,719
                           -----------------------------------------------------------------------------------------------------
  Total
  financial
  liabilities                5,771,460,992      7,659,106,896      639,657,794              0   3,169,864,325   17,240,090,007
                           -----------------------------------------------------------------------------------------------------

   Accounts payable            914,241,016     1,578,590,849    1,214,230,989               0     26,849,185     3,733,912,039
   Liabilities to
   affiliated companies        169,422,430       102,379,842      959,412,486               0      3,486,794     1,234,701,552
   Liabilities to
   companies in which
   participating interests
   are held                    140,606,865                 0       82,121,985               0      5,740,917       228,469,767
   Capital expenditure
   grants                      285,051,784                 0                0               0              0       285,051,784
   Construction grants
   from energy consumers     3,502,798,578                 0       13,685,355               0              0     3,516,483,933
   Advance payments
   (deferred revenue)          267,441,364        69,871,195       58,199,811               0    295,429,372       690,941,742
   Other operating
   liabilities               3,419,250,361       344,144,100      320,868,070               0    113,707,765     4,197,970,296
   Differences Schuko                    0                 0                0               0              0                 0
                           -----------------------------------------------------------------------------------------------------
  Total operating
  liabilities                8,698,812,398     2,094,985,986    2,648,518,696               0    445,214,033    13,887,531,113
                           -----------------------------------------------------------------------------------------------------

                           -----------------------------------------------------------------------------------------------------
  Total liabilities         14,470,273,390     9,754,092,882    3,288,176,490               0  3,615,078,358    31,127,621,120
                           -----------------------------------------------------------------------------------------------------

  Liabilities of disposal
  groups                                 0                 0                0               0              0                 0

Deferred income/Deferred
taxes
   Deferred taxes            4,017,979,035     1,257,619,551    1,591,505,179               0    477,567,830     7,344,671,595
   Deferred income             315,641,997        34,692,499      214,082,855               0    142,847,167       707,264,518

                           -----------------------------------------------------------------------------------------------------
Total liabilities an
stockholders' equity        63,960,866,852    21,718,854,777   18,403,399,848               0  6,131,076,098   110,214,197,575
--------------------------------------------------------------------------------------------------------------------------------

     row and colunm totals may reflect smal rounding errors



--------------------------------------------------------------
      Liabilities and        Other/           E.ON Group
   stockholders' equity   Consolidation
                          ------------------------------------
                              (euro)            (euro)
--------------------------------------------------------------
Shareholders' equity
   Capital stock           -8,858,886,711       1,799,200,000
   Additional paid-in
   capital                  5,225,424,329      11,563,900,855
   Retained earnings        2,901,397,794      16,977,974,757
   Accumulated Other
   comprehensive income       -98,589,003        -310,649,906
   Treasury stock             256,218,091         256,218,091
                          ------------------------------------
  Shareholders' equity     -1,086,871,682      29,774,207,615
                          ------------------------------------

  Minority interests
   Minority interests in
   capital and retained
   earnings                -2,644,011,006       4,161,234,361
   Minority interests in
   profit                     -55,541,697         532,468,530
   Minority interests in
   losses                      -6,056,703          68,943,926
                          ------------------------------------
  Minority interests       -2,693,496,000       4,624,758,965
                          ------------------------------------

Accrued liabilities
   Provisions for pensions    381,966,749       7,442,475,353
   Provisions for taxes
   (without deferred taxes    590,028,380       2,826,742,380
   Provisions for nuclear
   waste management                     0      13,758,000,354
   Miscellaneous              378,252,215      10,178,335,337
                          ------------------------------------
  Accrued liabilities       1,350,247,344      34,205,553,424
                          ------------------------------------

Liabilities
   Bonds                    7,228,526,085      11,506,063,400
   Bank loans/Liabilities
   to banks                   -34,208,736       4,718,426,783
   Bills payable                        0          70,947,338
   Liabilities related to
   banking operations                   -                   -
   Comm. Paper, Medium
   Term Note, Inh.schuldv.  2,048,006,968       2,168,311,033
   Liabilities from leases              0         134,230,112
   Financial Liabilities
   to affiliated companies -4,558,307,342         230,908,766
   Financial Liabilities
   to companies in which
   participating interests
   are held                    22,206,550       1,925,311,381
   Other financial
   liabilities               -159,385,293       1,032,729,426
                          ------------------------------------
  Total
  financial
  liabilities                4,546,838,232     21,786,928,239
                          ------------------------------------

   Accounts payable            43,687,214       3,777,599,253
   Liabilities to
   affiliated companies    -1,157,906,810          76,794,742
   Liabilities to
   companies in which
   participating interests
   are held                    10,788,712         239,258,479
   Capital expenditure
   grants                               0         285,051,784
   Construction grants
   from energy consumers                0       3,516,483,933
   Advance payments
   (deferred revenue)           3,748,675         694,690,417
   Other operating
   liabilities              1,324,724,189       5,522,694,485
   Differences Schuko            -364,124            -364,124
                          ------------------------------------
  Total operating
  liabilities                 225,041,980      14,112,573,093
                          ------------------------------------

                          ------------------------------------
  Total liabilities         4,771,880,212      35,899,501,332
                          ------------------------------------

  Liabilities of disposal
  groups                                0                   0

Deferred income/Deferred
taxes
   Deferred taxes          -1,079,598,581       6,265,073,014
   Deferred income            373,691,633       1,080,956,151

                          ------------------------------------
Total liabilities an
stockholders' equity        1,635,852,926     111,850,050,501
--------------------------------------------------------------


Exhibit FS-1(c)

    Consolidated Financial Statements - Liabilities and Stockholders' Equity

-------------------------------------------------------------------------------------------------------------------------------
      Liabilities and       E.ON Energie       Powergen          Ruhrgas         Degussa       Viterra AG         Total
   stockholders' equity
                            ---------------------------------------------------------------------------------------------------
                                  $               $                 $               $               $               $
-------------------------------------------------------------------------------------------------------------------------------
Shareholders' equity
   Capital stock             1,651,520,539    10,033,597,415    1,405,800,000               0    227,427,200    13,318,345,154
   Additional paid-in
   capital                   6,226,686,310                 0    1,407,784,157               0    286,089,799     7,920,560,267
   Retained earnings         9,028,298,857    -1,902,136,095    9,666,208,138               0    797,719,673    17,590,090,573
   Accumulated Other
   comprehensive income        -10,584,761    -1,291,374,074    1,089,902,451               0    -52,934,920      -264,991,304
   Treasury stock                        0                 0                0               0              0                 0
                           ----------------------------------------------------------------------------------------------------
  Shareholders' equity      16,895,920,946     6,840,087,245   13,569,694,746               0  1,258,301,752    38,564,004,690
                           ----------------------------------------------------------------------------------------------------

  Minority interests
   Minority interests in
   capital and retained
   earnings                  4,796,481,913     3,188,619,073       64,100,901        -301,262    454,933,986     8,503,834,611
   Minority interests in
   profit                      679,533,573        18,581,941       11,875,942         301,262     24,484,861       734,777,580
   Minority interests in
   losses                       85,171,431                 0          290,773               0      8,258,581        93,720,786
                           ----------------------------------------------------------------------------------------------------
  Minority interests         5,390,844,055     3,207,201,013       75,686,070               0    471,160,265     9,144,891,404
                           ----------------------------------------------------------------------------------------------------

Accrued liabilities
   Provisions for pensions   6,926,057,560       718,009,164      913,951,693               0    264,793,135     8,822,811,552
   Provisions for taxes
   (without deferred taxes)  2,006,713,486       186,706,766      556,096,870               0     45,480,693     2,794,997,814
   Provisions for nuclear
   waste management         17,191,997,242                 0                0               0              0    17,191,997,242
   Miscellaneous             8,016,619,459     2,384,289,138    1,516,290,922               0    328,984,350    12,246,183,869
                           ----------------------------------------------------------------------------------------------------
  Accrued liabilities       34,141,387,747     3,289,005,068    2,986,339,484               0    639,258,178    41,055,990,478
                           ----------------------------------------------------------------------------------------------------

Liabilities
   Bonds                       847,439,293     4,497,771,336                0               0              0     5,345,210,629
   Bank loans/Liabilities
   to banks                  2,820,629,835       109,810,092      441,103,732               0  2,567,349,686     5,938,893,345
   Bills payable                         0        88,426,288          229,505               0              0        88,655,794
   Liabilities related to
   banking operations                    -                 -                -               -              -                 -
   Comm. Paper, Medium
   Term Note, Inh.schuldv.     150,331,960                 0                0               0              0       150,331,960
   Liabilities from leases      15,099,519       141,307,775       11,326,654               0              0       167,733,948
   Financial Liabilities
   to affiliated companies     234,345,654     4,649,523,861      238,519,989               0    862,214,944     5,984,604,449
   Financial Liabilities
   to companies in which
   participating interests
   are held                  2,325,733,305                 0       52,386,492               0              0     2,378,119,797
   Other financial
   liabilities                 818,438,091        83,980,625       55,750,007               0    531,497,830     1,489,666,553
                           ----------------------------------------------------------------------------------------------------
  Total
  financial
  liabilities                7,212,017,656     9,570,819,977      799,316,379               0   3,961,062,461   21,543,216,473
                           ----------------------------------------------------------------------------------------------------

   Accounts payable          1,142,435,574     1,972,607,125    1,517,303,044               0     33,550,742     4,665,896,484
   Liabilities to
   affiliated companies        211,710,269       127,933,851    1,198,881,843               0      4,357,098     1,542,883,059
   Liabilities to
   companies in which
   participating interests
   are held                    175,702,339                 0      102,619,632               0      7,173,850       285,495,821
   Capital expenditure
   grants                      356,200,709                 0                0               0              0       356,200,709
   Construction grants
   from energy consumers     4,377,097,103                 0       17,101,220               0              0     4,394,198,323
   Advance payments
   (deferred revenue)          334,194,728        87,311,045       72,726,484               0    369,168,543       863,400,801
   Other operating
   liabilities               4,272,695,251       430,042,467      400,956,740               0    142,089,223     5,245,783,682
   Differences Schuko                    0                 0                0               0              0                 0
                           ----------------------------------------------------------------------------------------------------
  Total operating
  liabilities               10,870,035,973     2,617,894,488    3,309,588,963               0    556,339,456    17,353,858,879
                           ----------------------------------------------------------------------------------------------------

                           ----------------------------------------------------------------------------------------------------
  Total liabilities         18,082,053,628    12,188,714,465    4,108,905,342               0  4,517,401,916    38,897,075,352
                           ----------------------------------------------------------------------------------------------------

  Liabilities of disposal
  groups                                 0                 0                0               0              0                 0

Deferred income/Deferred
taxes
   Deferred taxes            5,020,866,602     1,571,521,391    1,988,744,872               0    596,768,760     9,177,901,625
   Deferred income             394,426,239        43,351,747      267,517,936               0    178,501,820       883,797,742

                           ----------------------------------------------------------------------------------------------------
Total liabilities an
stockholders' equity        79,925,499,218    27,139,880,929   22,996,888,450               0  7,661,392,692   137,723,661,290
-------------------------------------------------------------------------------------------------------------------------------
     row and column totals may reflect small rounding erors

     conversion rate: $1 = 1,24966

---------------------------------------------------------------
      Liabilities and         Other/           E.ON Group
   stockholders' equity    Consolidation
                           ------------------------------------
                                 $                 $
---------------------------------------------------------------
Shareholders' equity
   Capital stock           -11,070,064,834       2,248,280,320
   Additional paid-in
   capital                   6,529,690,242      14,450,250,508
   Retained earnings         3,625,586,683      21,215,677,256
   Accumulated Other
   comprehensive income       -123,196,818        -388,188,123
   Treasury stock              320,170,127         320,170,127
                           ------------------------------------
  Shareholders' equity      -1,358,154,854      37,205,849,836
                           ------------------------------------

  Minority interests
   Minority interests in
   capital and retained
   earnings                 -3,303,956,153       5,199,878,458
   Minority interests in
   profit                      -69,404,905         665,372,675
   Minority interests in
   losses                       -7,568,456          86,152,330
                           ------------------------------------
  Minority interests        -3,365,792,602       5,779,098,803
                           ------------------------------------

Accrued liabilities
   Provisions for pensions     477,305,650       9,300,117,201
   Provisions for taxes
   (without deferred taxes)    737,299,464       3,532,297,278
   Provisions for nuclear
   waste management                      0      17,191,997,242
   Miscellaneous               472,663,968      12,718,847,837
                           ------------------------------------
  Accrued liabilities        1,687,269,081      42,743,259,559
                           ------------------------------------

Liabilities
   Bonds                     9,032,766,196      14,377,976,825
   Bank loans/Liabilities
   to banks                    -42,747,237       5,896,146,108
   Bills payable                         0          88,655,794
   Liabilities related to
   banking operations                    -                   -
   Comm. Paper, Medium
   Term Note, Inh.schuldv.   2,559,189,507       2,709,521,467
   Liabilities from leases               0         167,733,948
   Financial Liabilities
   to affiliated companies  -5,696,060,855         288,543,594
   Financial Liabilities
   to companies in which
   participating interests
   are held                     27,749,305       2,405,869,102
   Other financial
   liabilities                -199,167,862       1,290,498,691
                           ------------------------------------
  Total
  financial
  liabilities                5,681,729,055      27,224,945,527
                           ------------------------------------

   Accounts payable             54,591,543       4,720,488,027
   Liabilities to
   affiliated companies     -1,446,920,350          95,962,710
   Liabilities to
   companies in which
   participating interests
   are held                     13,481,575         298,977,395
   Capital expenditure
   grants                                0         356,200,709
   Construction grants
   from energy consumers                 0       4,394,198,323
   Advance payments
   (deferred revenue)            4,684,344         868,085,145
   Other operating
   liabilities               1,655,375,347       6,901,159,028
   Differences Schuko             -455,009            -455,009
                           ------------------------------------
  Total operating
  liabilities                  281,212,458      17,635,071,337
                           ------------------------------------

                           ------------------------------------
  Total liabilities          5,962,941,513      44,860,016,864
                           ------------------------------------

  Liabilities of disposal
  groups                                 0                   0

Deferred income/Deferred
taxes
   Deferred taxes           -1,349,066,387       7,828,835,238
   Deferred income             466,965,065       1,350,762,806

                           ------------------------------------
Total liabilities an
stockholders' equity         2,044,161,816     139,767,823,106
                           ------------------------------------